Exhibit 99.2

   Statement of CFO pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Patricia Giuliani-Rheaume, the Chief Financial Officer of clickNsettle.com, Inc. (the "Issuer"), does hereby certify that:

      (iii) the Issuer's quarterly report on Form 10-QSB for the quarter ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

      (iv) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: February 11, 2003


                                        /s/ Patricia Giuliani-Rheaume
                                        ----------------------------------------
                                        Patricia Giuliani-Rheaume - Vice
                                        President, Chief Financial Officer and
                                        Treasurer